Exhibit 10.20

CREDIT AGREEMENT SUPPLEMENT NO. 1

SUPPLEMENT NO. 1 dated as of July 13, 2010, (as amended, modified or supplemented from time to time, this “Supplement”) among AHNY-DME LLC, a New York limited liability company (“AHNY-DME”), AHNY-IV LLC, a New York limited liability company (“AHNY-IV” and, together with AHNY-DME, the “New Loan Parties”), and BANK OF AMERICA, N.A., as Administrative Agent and as Collateral Agent for and on behalf of the Lenders referred to below, to the Credit Agreement (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), dated as of October 28, 2008, by and among Apria Healthcare Group Inc., a Delaware corporation and successor in interest to Sky Merger Sub Corporation (the “Lead Borrower”), the other Borrowers party thereto, Holdings, the other Guarantors party thereto and Bank of America, N.A., as Administrative Agent and Collateral Agent, the other agents listed therein and each lender (the “Lenders”) from time to time party thereto.

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to therein.

B. AHNY-DME is a wholly owned Subsidiary of Apria Healthcare of New York State, Inc.

C. AHNY-IV is a wholly owned Subsidiary of Apria Healthcare, Inc.

D. Each New Loan Party has agreed to execute and deliver this Supplement in order to evidence its agreement to become a “Borrower” under the Credit Agreement. Accordingly, the parties hereto agree as follows:

Section 1. Each New Loan Party by its signature below becomes a Borrower under the Credit Agreement in accordance with the terms of the Credit Agreement (including Section 6.11(a)(i)(B) thereof) with the same force and effect as if originally named therein as a Borrower and each New Loan Party hereby (a) agrees to all the terms and provisions of the Credit Agreement applicable to it as a Borrower thereunder and (b) represents and warrants that the representations and warranties made by it as a Borrower thereunder and under each of the other Finance Documents are true and correct on and as of the date hereof after giving effect to the accession of the New Loan Parties as additional “Borrowers” and additional “Loan Parties” thereunder; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all respects as of such earlier date. Each reference to a “Borrower” or “Loan Party” in the Credit Agreement shall be deemed to include each New Loan Party. The Credit Agreement is hereby incorporated herein by reference.

Section 2. Each New Loan Party represents and warrants to each of the Administrative Agent, the Collateral Agent and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

Section 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when (i) the Administrative Agent shall have received counterparts of this Supplement that bear the signature of each New Loan Party and (ii) the Administrative Agent and Collateral Agent have executed counterparts hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Supplement.

Section 4. Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect.

Section 5. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7. All communications and notices hereunder shall be in writing and given as provided in Section 10.02 of the Credit Agreement.

Section 8. Each New Loan Party agrees to reimburse the Administrative Agent and the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent and the Collateral Agent.

IN WITNESS WHEREOF, each New Loan Party, the Administrative Agent and the Collateral Agent have duly executed this Supplement as of the date first above written.

AHNY-DME LLC

By:	/s/ Robert S. Holcombe
Name: Robert S. Holcombe
Title: Executive Vice President, General Counsel and Secretary

AHNY-IV LLC

By:	/s/ Robert S. Holcombe
Name: Robert S. Holcombe
Title: Executive Vice President, General Counsel and Secretary

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Adam Seiden
Name: Adam Seiden
Title: Vice-President

BANK OF AMERICA, N.A., as Collateral Agent

By:	/s/ Adam Seiden
Name: Adam Seiden
Title: Vice-President

[Signature page to Credit Agreement Supplement]